SYNTAX ETF TRUST

Syntax Stratified LargeCap ETF (SSPY)

Syntax Stratified MidCap ETF (SMDY)

Syntax Stratified SmallCap ETF (SSLY)

Syntax Stratified U.S. Total Market ETF (SYUS)

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)

Syntax Stratified Total Market II ETF (SYII) Syntax Stratified LargeCap II ETF (SPYS)

(each, a “Fund” and collectively, the “Funds”)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Supplement dated February 29, 2024 to the currently effective Prospectus and Statement of Additional Information (the “SAI”) for the Funds.

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for the Funds and should be read in conjunction with those documents.

Effective February 22, 2024, Glenn Freed no longer serves as a portfolio manager of the Funds. Accordingly, effective immediately, all references to Mr. Freed in the Funds’ Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.